UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

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GLOBAL SECURITY AGENCY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53184	98-0516432
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12818 Hwy # 105 West, Suite 2-G Conroe, TX 77304
(Address of Principal Executive Offices) (Zip Code)

(888) 556-8482
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 23, 2013, the board of directors of Global Security Agency Inc. (the “Company”) authorized a stock repurchase program permitting the Company to repurchase up to $500,000 in shares of its outstanding common stock, par value $.00001 per share (the “Common Stock”), over the next 12 months. The shares of Common Stock may be repurchased from time to time in open market transactions or privately negotiated transactions or other means in the Company’s discretion.

The information in this Current Report is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 8.01 of this Current Report shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular Current Report is incorporated by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2013	Global Security Agency, Inc.
	By	/s/ Rock Rutherford
Name:Rock Rutherford Title: Secretary